Exhibit 99.1

Yellow Corporation Files Voluntary Chapter 11 Petitions

International Brotherhood of Teamsters Drives Nearly 100-Year-Old Company Out of Business

30,000 American Jobs Lost

NASHVILLE, Tenn., Aug. 06, 2023 (GLOBE NEWSWIRE) — Yellow Corporation (NASDAQ: YELL) and certain of its direct and indirect subsidiaries (collectively, the “Company” or “Yellow”) filed voluntary petitions for relief under Chapter 11 (the “Chapter 11 Cases”) of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for the Company’s planned operational wind-down.

To facilitate this process, the Company expects to enter into an agreement, setting forth the terms and conditions of a debtor-in-possession financing facility (the “DIP Facility”). Upon approval by the Bankruptcy Court and the satisfaction of the conditions set forth in the agreement, the DIP Facility will provide the Company with needed liquidity which will be used to support the businesses throughout the marketing and sale process, including payment of certain prepetition wages.

The Company and its subsidiaries continue to manage their businesses and properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company filed a number of motions with the Bankruptcy Court designed to facilitate the Company’s orderly wind-down of the businesses. Certain of these motions seek authority from the Bankruptcy Court for the Company to make payments upon, or otherwise honor, certain obligations that arose prior to the filed voluntary petitions, including obligations related to employee wages, salaries and benefits, taxes, and certain vendors and other providers of goods and services essential to the Company’s businesses. The Company expects that the Bankruptcy Court will approve the relief sought in these motions on an interim basis.

“It is with profound disappointment that Yellow announces that it is closing after nearly 100 years in business,” said Yellow’s Chief Executive Officer, Darren Hawkins. “Today, it is not common for someone to work at one company for 20, 30, or even 40 years, yet many at Yellow did. For generations, Yellow provided hundreds of thousands of Americans with solid, good-paying jobs and fulfilling careers.”

Yellow employees took great pride in servicing customers from big box stores to small family businesses across America. Its 30,000 freight professionals, both union and non-union employees, were the unsung heroes throughout the pandemic, delivering goods to every state, ensuring that our supply chain kept moving and our economy remained strong.

“All workers and employers should take note of our experience with the International Brotherhood of Teamsters (“IBT”) and worry,” said Hawkins. “We faced nine months of union intransigence, bullying and deliberately destructive tactics. A company has the right to manage its own operations, but as we have experienced, IBT leadership was able to halt our business plan, literally driving our company out of business, despite every effort to work with them.”

Several years ago, Yellow recognized that it needed to modernize operations to compete with non-union carriers that increasingly dominated the industry. Yellow developed the common-sense “One Yellow” business plan to make Yellow more competitive while strengthening jobs and improving customer service. One Yellow called for raising employees’ pay and creating more jobs, while providing stability for all stakeholders. One Yellow aimed to put Yellow on the right path, fixing legacy issues created long ago, making Yellow the industry-dominant company it once was.

The operational changes necessary to implement One Yellow required approval from IBT leadership. In August 2022, IBT leadership approved the first phase of One Yellow in the western U.S. and the plan was a success: redundancies were reduced, freight departed terminals earlier and customer service improved. Unfortunately, despite Phase One’s approval and success, IBT leadership implemented a nine-month blockade, halting the remainder of Yellow’s business plan. This caused Yellow irreparable harm.

In the spring, while their blockade of One Yellow was ongoing, IBT leaders demanded that Yellow open its contract nearly one year early, and Yellow agreed, yet its goodwill was met with hostility. Instead of negotiating a contract, Yellow faced months of public insult from IBT, including a social media post depicting a tombstone with Yellow’s name on it along with the dates 1924-2023. This ruthless campaign included repeated public taunts calling for Yellow’s demise and was intended to put Yellow out of business. At the same time, IBT leadership spread false claims that Yellow was trying to exact “concessions” from its union employees. Nothing was further from the truth. Combined with months of refusals to negotiate, IBT leaders’ campaign against Yellow caused grave concern among investors, drove away customers, and put 30,000 jobs at risk.

By summer, Yellow’s losses from the delay in implementing One Yellow had reached more than $137 million in adjusted EBITDA. On June 26, 2023, Yellow filed a lawsuit against IBT citing breach of contract and loss of enterprise value. The lawsuit is pending, and the damages have grown since. For more information, please visit https://investors.myyellow.com/news-releases/news-release-details/yellow-corporation-files-137-million-lawsuit-against.

As the IBT continued to stonewall and publicly disparage Yellow, Yellow management kept employees informed that the situation was increasingly dire. Yellow made it clear to IBT leadership that their blockade of One Yellow severely constrained Yellow’s cash flow and its ability to refinance debt. Yellow was forced to take measures to preserve liquidity to give IBT leaders more time to finally engage. Instead, IBT leaders announced a strike against Yellow’s then-significantly wounded company. Customers fled and business was not recoverable.

“While IBT leaders may believe they won a battle against Yellow, it’s our employees and their families who have lost,” said Hawkins. “We tried everything to work with IBT leadership and did all we could to save employees’ jobs. We are crushed by today’s announcement, yet we are grateful to our tens of thousands of employees who took care of our customers until the end. Our employees are professionals who, despite heavy hearts, worked diligently to clear the docks, deliver remaining freight, and close our terminal doors one last time. It is with this same professionalism that we intend to wind down our business, maximize recoveries for creditors and pay back the CARES Act loan in full.”

Yellow is committed to helping its employees find new work. Yellow has partnered with the American Trucking Associations ATA to launch its first searchable job database, specifically for Yellow employees. This initiative intends to streamline job placement while giving ATA member companies the ability to connect with thousands of skilled freight and operations professionals, mechanics, logisticians and more. For information on the initiative, please visit https://www.trucking.org/jobseeker.

For more information about Yellow Corporation’s Chapter 11 case, please visit https://dm.epiq11.com/YellowCorporation or contact Epiq, the Company’s noticing and claims agent, at (866) 641-1076 (Toll Free), +1 (503) 461-4134 (International) or by e-mail at YellowCorporationInfo@epiqglobal.com.

Legal Counsel

Kirkland & Ellis LLP is serving as the Company’s restructuring counsel, Pachulski Stang Ziehl & Jones LLP is serving as the Company’s Delaware local counsel, Kasowitz, Benson and Torres LLP is serving as special litigation counsel, Goodmans LLP is serving as the Company’s special Canadian counsel, Ducera Partners LLC is serving as the Company’s investment banker, and Alvarez and Marsal is serving as the Company’s financial advisor.

Cautionary Statement Regarding Forward-Looking Information

This press release contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect the DIP Facility; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s liquidation, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, DIP Facility, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Facility and other financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements (including finalization of the Company’s impairment tests), completion of standard annual and quarterly-close processes; risks relating to the delisting of the Common Stock from Nasdaq and future quotation of the Common Stock; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the potential for additional material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures; and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement, including the Projections, as a result of new information, future events or otherwise, except as otherwise required by law.

About the Company

Yellow is one of the largest, most comprehensive logistics and less-than-truckload (“LTL”) networks in North America, providing customers with regional, national, and international shipping services throughout. Yellow’s principal office is located in Nashville, Tenn., and is the holding company for a portfolio of LTL brands including Holland, New Penn, Reddaway and YRC Freight, as well as the logistics company, Yellow Logistics.

Media Contacts:	media@myyellow.com

Investor Contact:	investor@myyellow.com